Ohio National Fund, Inc.

Supplement dated February 21, 2017

to the Prospectus dated December 19, 2016

International Portfolio

The following supplements and amends the prospectus dated December 19, 2016:

The Board of Directors (the “Board”) of Ohio National Fund, Inc. has approved changes to the International Portfolio (the “Portfolio”). Effective May 1, 2017, the Portfolio will change its (i) portfolio name, (ii) principal investment strategies, and (iii) subadviser. Accordingly, certain disclosures in the Fund’s Prospectus and Statement of Additional Information will be revised to reflect these changes as described below.

(i)	Name Change

The Portfolio’s name will be changed to the “ON International Equity Portfolio”. All references to the Portfolio as “International Portfolio” will be replaced with “ON International Equity Portfolio.”

(ii)	Change in Principal Investment Strategies

The section entitled “Principal Investment Strategies” will be revised to contain substantially the following:

Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowing for investment purposes, if any) in equity securities of non-US companies. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.7 billion to $235.6 billion as of April 5, 2016) that the Portfolio Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Portfolio Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy. The Portfolio also may enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a large redemption order.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

(iii)	Change in Investment Sub-Adviser

The section entitled “Management” will be deleted in its entirety and replaced with the following:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Lazard Asset Management LLC (“Lazard”) serves as the investment sub-adviser for the Portfolio. Lazard has been a sub-adviser for the Portfolio since May 1, 2017. Michael G. Fly, Michael A. Bennett, Kevin J. Matthews, and Michael Powers are Managing Directors at Lazard, and John R. Reinsberg is a Deputy Chairman at Lazard, and been Portfolio Managers of the Portfolio since May 2017.

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Please retain this supplement with your Prospectus for future reference.